Exhibit 99.1

 A NASDAQ Global Select Traded Company - Symbol HBNC

 This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.  Forward-Looking Statements

 *  Mark E. SecorEVP & Chief Financial Officer

 Horizon is a Growth Story  *

 Indiana, Michigan and Ohio… The Right Side of Chicago  Illinois and Chicago-High Taxes & Living Costs-Low Credit Rating-Unfriendly Business Environment

 *  Branch Footprint December 2006  Locations – 15Counties – 6  Branches  Michigan  Illinois  Indiana  Ohio
   6  Branch Footprint December 2006    Locations – 15Counties – 6  Branches    Michigan  Illinois  Indiana  Ohio

   7  Considerable Expansion through October 2017  BranchesLoan Production Offices New Branch in 2018          Illinois    Locations – 68Counties – 25  Michigan  Indiana  Ohio

 *  Considerable Expansion through October 2017  BranchesLoan Production Offices New Branch in 2018  Illinois  Locations – 68Counties – 25  Michigan  Indiana  Ohio

 ($’s in millions, except per share data)Category   2006  2017  Assets  $1,222  $3,520  Loans  $848  $2,414  Deposits  $914  $2,608  Trust Assets Under Management  $391  $2,429  Market Capitalization  $88  $681  Stock Price  $8.13  $29.17  Average Daily Trading Volume (1)  5,811  58,739  *  Growth Transformation  Footnote Index included in Appendix

 Balance Sheet Positioned Well for the Future  *  Asset SensitiveGrowth in Higher Yielding AssetsGood Core Deposits Growth

 September 30, 2017  December 31, 2011  ($ in Millions)  12/31/11  9/30/17  CAGR  YTD Δ  Commercial  $352  $1,274  25%  19%  Real Estate  365  670  11%  (1%)  Consumer  265  485  11%  22%  Total  $983  $2,429  17%  13%  *  Shift to Commercial Lending(as a percent of total loans)

 September 30, 2017  *  Well Diversified Loan Portfolio(Loans as a Percent of Total Loans)

 September 30, 2017  December 31, 2011  *  Strong Low Cost Deposit Growth  YTD Cost of Deposits – 0.94%   YTD Cost of Deposits – 0.36%   ($ in Millions)  12/31/11  9/30/17  CAGR  Non-interest  $131  $563  29%  Interest  538  1,536  20%  CDs  341  509  7%  Total  $1,101  $2,608  18%

 Good Historical EarningsExhibits Ability to Execute  *

 *  Solid Earnings Growth  (2)  Footnote Index included in Appendix

 *  Less Dependence on Mortgage Revenue  (1)  Mortgage Revenue defined as interest and fee income from mortgage warehouse loans plus gain on sale of mortgage loans.

 *  GAAP Net Interest Margin and Core Net Interest Margin (1)  Net Interest Margin Increasing    Δbps  GAAP  34 bps  Core  29 bps  Footnote Index included in Appendix

 *  Wealth Management Growth Drives Fee Income

 A Company on the Move  *

Always Looking for Opportunities to Create Shareholder Value

	2002-2004	2005-2007	2008-2010	2011-2013	2014-2015	2016	3Q17
Organic Expans. (11)	St. Joseph So. Bend Elkhart	Lake County	Kalamazoo	Indianapolis	Carmel	Ft. Wayne Grand Rapids	Noblesville IN(2) Columbus OH(3)
M&A (13)	Anchor Mortgage	Alliance	American Trust	Heartland	1st Mortgage Summit Peoples	Farmers LaPorte CNB	Bargersville Lafayette Wolverine(1)

	Start	Growth	End
Assets ($ Mil.)	$721	12% CAGR	$3,905(1)
Loans ($ Mil.)	$548	11% CAGR	$2,725(1)
Deposits ($ Mil.)	$489	13% CAGR	$2,879(1)

❖ Footnote Index included in Appendix

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 19

Growth Opportunities Abound



Growth Markets
Emerging Markets
Midland
Grand Rapids
Michigan
Troy
Ann Arbor
Kalamazoo
South Bend
NW Indiana
Warsaw
Fort Wayne
NW Ohio
Illinois
Lafayette
Indiana
Ohio
Dayton
Columbus
Indianapolis
esri

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EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 20

 Considerable Market Share Opportunities  *  (1)  (2)  (3)      Market Share  Market Share  Key Market (1)  Deposit Market (2)($’s in billions)  Large Institutions (3)  Horizon  Columbus, OH  $66  79%  0%  Indianapolis, IN  $48  75%  1%  Grand Rapids, MI  $21  74%  0%  Northwest Indiana  $12  51%  4%  Fort Wayne, IN  $8  60%  1%  Kalamazoo, MI  $4  79%  1%  Lafayette, IN  $3  58%  5%  Footnote Index included in Appendix

 *  Number of Banks Headquartered in Indiana and Michigan  M&A Opportunities ContinueAs of December 31, 2016  139 Banks within Targeted Markets194 Banks Headquartered in Ohio213 Banks Headquartered in Indiana & Michigan

 ($ in millions)Category   Horizon Bancorp  Lafayette Community Bancorp  Wolverine Bancorp, Inc.  Pro Forma  Total Assets  $3,321  $172  $379  $3,872  Total Loans  $2,256  $135  $316  $2,707  Total Deposits  $2,419  $149  $271  $2,839  Locations (1)  60  4  4  68  *  2017 Whole Bank Acquisitions  Footnote Index included in Appendix

Strategic Reasons

Lafayette Community Bancorp
Closed 9/1/17
Deal Value $34.5mm

- Fills market gap between Indianapolis and Northern Indiana
- Experienced leadership team retained, with big bank experience
- Scalable platform in the high growth market of Lafayette, Indiana (home of Purdue University)
- Potential to capture market share from larger institutions

Wolverine Bancorp, Inc.
Closed 10/17/17
Deal Value $95.1mm

- Highly profitable franchise with strong core market share in the Great Lakes Bay region of Michigan
- Potential expansion of Troy loan production office in the attractive market of Oakland County, Michigan
- Retention of seasoned commercial lending team
- Potential disruption in the Michigan market

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 24

    2018 EPSAccretion  TBVEarn-backPeriod  Cost Savings(fully phased in)  Internal Rateof Return  Lafayette Community Bancorp  0.5%  3.0 years  35%  15%  Wolverine Bancorp, Inc.  5.4%  Less than 1.0 year  38%(1)  17%  *  Financial Reasons  28% of total cost savings are attributable to thrift benefit plans

Investment Thesis

- Historical Financial Performance Illustrates Ability to Execute
- Consistent, Well Executed and Disciplined Business Strategy
- A Growth Story
  - 10-year asset and net income CAGR of 11% and 15%, respectively
  - Thirteen acquisitions and eleven market expansions since 2002
  - Capacity to take additional market share
  - Earnings improvement through mass and scale
- Entering the "Sweet-Spot" for Market Performance and Trading Multiples
- Aptitude and Skill to Continue Mergers and Acquisitions

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 26

*  Scale Drives Shareholder Value  Financial data as of June 30, 2017; market data as of August 31, 2017. Nationwide publicly traded banks, excluding merger targets. Source: SNL Financial

 Horizon Outperforms the MarketFor Total Shareholder Return  As of September 30, 2017SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison

 A NASDAQ Global Select Traded Company - Symbol HBNC

 Appendix  *

 Slide 8(1) Based on the daily trading volume during the fourth quarter of 2006 and third quarter of 2017.Slide 14(1) Core net income and core diluted EPS excludes one-time merger expenses, gain on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)(2) 2012 results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.Slide 16(1) Core net interest margin excludes acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 19(1) Financial information as of 9/30/2017 for Horizon Bancorp reflects the inclusion of 9/30/2017 financial information for the Wolverine Bancorp, Inc. acquisition, excluding merger adjustments.(2) Planned new branch for 2018 – Noblesville, IN.(3) Loan production office (“LPO”) located in Dublin, OH.Slide 21(1) All Key Markets are MSAs except for Northwest Indiana which includes Lake and Porter Counties.(2) Deposit Market Share as of 6/30/2017.(3) Large Institutions defined as total assets greater than or equal to $10.0 billion at 6/30/2017.Slide 23Horizon Bancorp financials as of 6/30/2017; Lafayette Community Bancorp and Wolverine Bancorp, Inc. financials as of 3/31/2017.(1) Locations include LPOs of Horizon Bancorp [4] and Wolverine Bancorp, Inc. [1]. Horizon’s LPOs are located in Fort Wayne, IN; Grand Rapids, MI; Dublin, OH; and Carmel, IN. Wolverine’s LPO is located in Troy, MI.  *  Footnote Index

 *  Loan Portfolio Composition  Loan Category   BalanceSeptember 30, 2017($’s in millions)  % of Total Loans  % of Tier 1 Capital + ALLR  Commercial         Owner Occupied Real Estate  $404,064  17%  119%  Non-Owner Occupied Real Estate  $533,762  22%  157%  Residential Development  $4,031  0%  1%  Development and Spec Land  $43,383  2%  13%  Commercial & Industrial  $288,550  12%  85%  Residential Real Estate  $559,853  23%  165%  Residential Construction  $14,825  1%  4%  Mortgage Warehousing  $95,483  4%  28%  Consumer, Direct  $85,248  3%  25%  Consumer, Indirect  $207,466  8%  61%  Home Equity  $192,776  8%  57%

 *  Non-GAAP Reconciliations

 *  Non-GAAP Reconciliations